SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: July 11, 2003



                               F.N.B. CORPORATION
             (Exact name of registrant as specified in its charter)


      Florida                       0-8144                 25-1255406
      ----------------------       -------------          -------------------
     (State of Incorporation)      (Commission            (IRS Employer
                                    File Number)           Identification No.)





         2150 Goodlette Road North, Naples, Florida           34102
        --------------------------------------------       -----------
           (Address of principal executive offices)        (Zip code)


                                 (239) 262-7600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.        OTHER EVENTS

                      On July 10, 2003, F.N.B. Corporation ("The Corporation") issued a press release announcing that its Board of Directors had approved a plan to divide the Corporation into two separate public companies. In addition, the Corporation held a conference call on the same day to discuss the proposed reorganization plan.

                      The press release issued by the Corporation and the conference call script are attached as exhibits and incorporated by reference herein.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               ___________            ______________________

               99.1 Press release dated July 10, 2003 announcing the Board of Directors approval of a plan to divide the Corporation into two separate public companies.

               99.2 Script from July 10, 2003 conference call discussing the proposed plan.











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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         F.N.B. CORPORATION
                                        (Registrant)

                                         /s/Thomas E. Fahey

                                         By:
                                         Name:  Thomas E. Fahey
                                         Title: Executive Vice President,
                                                Chief Financial Officer
                                               (Principal Financial Officer)


Dated: July 11, 2003


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